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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 28, 2005 (June 28, 2005)

SigmaTel, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 South MoPac Expressway Suite 100 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On June 28, 2005, SigmaTel issued a press release updating its guidance for the 2005 second quarter financial results, and on the same date held a related conference call to discuss the updated guidance. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and conference call contain forward-looking statements regarding SigmaTel and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in Item 2.02 of this Current Report on Form 8-K, and exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
Exhibit No.	Description
99.1	Press Release, dated June 28, 2005, updating 2005 second quarter guidance

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2005

SIGMATEL, INC.

By: /S/Ross A. Goolsby

Ross A. Goolsby

Vice President of Finance,

Chief Financial Officer and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release, dated June 28, 2005, updating 2005 second quarter guidance